Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	March 31, 2017	December 31, 2016
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$42,105,366	$41,060,494
Held for investment, at amortized cost	76,878	76,825
Mortgage loans on real estate	2,506,991	2,480,956
Derivative instruments	1,033,552	830,519
Other investments	309,429	308,774
Total investments	46,032,216	44,757,568

Cash and cash equivalents	1,172,748	791,266
Coinsurance deposits	4,630,422	4,639,492
Accrued investment income	424,144	397,773
Deferred policy acquisition costs	2,839,557	2,905,377
Deferred sales inducements	2,146,891	2,208,218
Deferred income taxes	126,706	168,578
Income taxes recoverable	—	11,474
Other assets	175,926	173,726
Total assets	$57,548,610	$56,053,472

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$52,701,412	$51,637,026
Other policy funds and contract claims	293,094	298,347
Notes and loan payable	494,071	493,755
Subordinated debentures	241,949	241,853
Income taxes payable	19,687	—
Other liabilities	1,362,166	1,090,896
Total liabilities	55,112,379	53,761,877

Stockholders' equity:
Common stock	88,631	88,001
Additional paid-in capital	775,834	770,344
Accumulated other comprehensive income	424,543	339,966
Retained earnings	1,147,223	1,093,284
Total stockholders' equity	2,436,231	2,291,595
Total liabilities and stockholders' equity	$57,548,610	$56,053,472

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Revenues:
Premiums and other considerations	$9,402	$7,345
Annuity product charges	43,572	36,505
Net investment income	485,597	450,826
Change in fair value of derivatives	386,533	(74,065)
Net realized gains on investments, excluding other than temporary impairment ("OTTI") losses	2,338	2,687
OTTI losses on investments:
Total OTTI losses	—	(6,018)
Portion of OTTI losses recognized in (from) other comprehensive income	(141)	324
Net OTTI losses recognized in operations	(141)	(5,694)
Total revenues	927,301	417,604

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	11,875	9,109
Interest sensitive and index product benefits	419,139	97,671
Amortization of deferred sales inducements	62,325	27,479
Change in fair value of embedded derivatives	224,170	265,857
Interest expense on notes and loan payable	7,722	6,880
Interest expense on subordinated debentures	3,336	3,168
Amortization of deferred policy acquisition costs	89,678	49,713
Other operating costs and expenses	27,579	26,830
Total benefits and expenses	845,824	486,707
Income (loss) before income taxes	81,477	(69,103)
Income tax expense (benefit)	27,538	(24,262)
Net income (loss)	$53,939	$(44,841)

Earnings (loss) per common share	$0.61	$(0.55)
Earnings (loss) per common share - assuming dilution	$0.60	$(0.55)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	88,647	82,129
Earnings (loss) per common share - assuming dilution	89,976	82,961

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,790	$2,767	$2,147	$2,398	$2,634
Life contingent immediate annuity considerations	6,612	9,466	10,584	9,060	4,711
Surrender charges	13,634	11,196	13,819	11,997	14,565
Lifetime income benefit rider fees	29,938	37,079	33,856	29,127	21,940
Net investment income	485,597	475,633	463,583	459,830	450,826
Change in fair value of derivatives	386,533	95,391	103,794	39,099	(74,065)
Net realized gains on investments, excluding OTTI	2,338	844	5,256	2,737	2,687
Net OTTI losses recognized in operations	(141)	(9,560)	(2,979)	(4,446)	(5,694)
Total revenues	927,301	622,816	630,060	549,802	417,604

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	2,185	2,026	1,348	2,177	1,545
Life contingent immediate annuity benefits and change in future policy benefits	9,690	12,890	13,717	11,216	7,564
Interest sensitive and index product benefits (b)	419,139	237,737	278,943	111,121	97,671
Amortization of deferred sales inducements (c)(d)	62,325	123,770	69,245	30,672	27,479
Change in fair value of embedded derivatives	224,170	(151,099)	144,404	284,303	265,857
Interest expense on notes and loan payable	7,722	7,599	6,887	6,882	6,880
Interest expense on subordinated debentures	3,336	3,331	3,253	3,206	3,168
Amortization of deferred policy acquisition costs (c)(d)	89,678	175,526	98,108	50,665	49,713
Other operating costs and expenses (a)	27,579	23,445	25,133	26,823	26,830
Total benefits and expenses	845,824	435,225	641,038	527,065	486,707
Income (loss) before income taxes	81,477	187,591	(10,978)	22,737	(69,103)
Income tax expense (benefit)	27,538	66,795	(3,558)	8,029	(24,262)
Net income (loss) (a)(b)(c)(d)	$53,939	$120,796	$(7,420)	$14,708	$(44,841)

Earnings (loss) per common share	$0.61	$1.37	$(0.09)	$0.18	$(0.55)
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)	$0.60	$1.35	$(0.09)	$0.18	$(0.55)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	88,647	88,211	86,262	82,517	82,129
Earnings (loss) per common share - assuming dilution	89,976	89,178	87,044	83,184	82,961

(a)
Q3 2016 includes a benefit of $2.8 million based upon developments in the claims process associated with a lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased the net loss and loss per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(b)
Q3 2016 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the net loss and loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

(c)
Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $22.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $25.8 million and $0.30 per share, respectively.

(d)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $26.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $28.4 million and $0.35 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income (loss) adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income (Unaudited)

	Three Months Ended March 31,
	2017	2016
	(Dollars in thousands, except per share data)
Net income (loss)	$53,939	$(44,841)
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	(1,942)	1,155
Change in fair value of derivatives and embedded derivatives - index annuities	10,977	97,549
Change in fair value of derivatives and embedded derivatives - debt	(247)	2,764
Income taxes	(3,105)	(35,629)
Non-GAAP operating income	$59,622	$20,998

Per common share - assuming dilution:
Net income (loss)	$0.60	$(0.55)
Adjustments to arrive at non-GAAP operating income:
Anti-dilutive effect of net loss	—	0.01
Net realized investment (gains) losses, including OTTI	(0.02)	0.01
Change in fair value of derivatives and embedded derivatives - index annuities	0.12	1.18
Change in fair value of derivatives and embedded derivatives - debt	—	0.03
Income taxes	(0.04)	(0.43)
Non-GAAP operating income	$0.66	$0.25

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Unaudited)

	Three Months Ended March 31,
	2017	2016
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(2,197)	$3,007
Amortization of DAC and DSI	255	(1,852)
Income taxes	692	(410)
	$(1,250)	$745
Change in fair value of derivatives and embedded derivatives:
Index annuities	$22,443	$203,584
Interest rate caps and swap	(247)	2,764
Amortization of DAC and DSI	(11,466)	(106,035)
Income taxes	(3,797)	(35,219)
	$6,933	$65,094

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income (Loss)

	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
	(Dollars in thousands, except per share data)
Net income (loss)	$53,939	$120,796	$(7,420)	$14,708	$(44,841)
Adjustments to arrive at non-GAAP operating income (loss): (a)
Net realized investment (gains) losses, including OTTI	(1,942)	6,436	(1,008)	605	1,155
Change in fair value of derivatives and embedded derivatives - index annuities	10,977	(103,444)	9,400	53,129	97,549
Change in fair value of derivatives and embedded derivatives - debt	(247)	(3,748)	(1,049)	768	2,764
Litigation reserve	—	—	(1,957)	—	—
Income taxes	(3,105)	35,927	(2,689)	(19,108)	(35,629)
Non-GAAP operating income (loss) (b)(c)(d)	$59,622	$55,967	$(4,723)	$50,102	$20,998

Per common share - assuming dilution:
Net income (loss)	$0.60	$1.35	$(0.09)	$0.18	$(0.55)
Adjustments to arrive at non-GAAP operating income (loss):
Anti-dilutive effect of net loss	—	—	—	—	0.01
Net realized investment (gains) losses, including OTTI	(0.02)	0.07	(0.01)	—	0.01
Change in fair value of derivatives and embedded derivatives - index annuities	0.12	(1.16)	0.11	0.64	1.18
Change in fair value of derivatives and embedded derivatives - debt	—	(0.04)	(0.01)	0.01	0.03
Litigation reserve	—	—	(0.02)	—	—
Income taxes	(0.04)	0.41	(0.03)	(0.23)	(0.43)
Non-GAAP operating income (loss) (b)(c)(d)	$0.66	$0.63	$(0.05)	$0.60	$0.25

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income (loss) are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $21.5 million, respectively, and increased the non-GAAP operating loss and non-GAAP operating loss per common share- assuming dilution by $25.5 million and $0.29 per share, respectively.

(c)
Q3 2016 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the non-GAAP operating loss and non-GAAP operating loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

(d)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $26.3 million, respectively, and decreased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $28.6 million and $0.35 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) (Unaudited)

	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
	(Dollars in thousands)
Net realized gains on investments	$(2,338)	$(844)	$(5,256)	$(2,737)	$(2,687)
Net OTTI losses recognized in operations	141	9,560	2,979	4,446	5,694
Change in fair value of derivatives	(201,974)	(108,359)	(116,308)	(170,795)	(59,509)
Decrease in total revenues	(204,171)	(99,643)	(118,585)	(169,086)	(56,502)

Amortization of deferred sales inducements	5,459	(61,820)	8,934	28,027	48,002
Change in fair value of embedded derivatives	(224,170)	151,099	(144,404)	(284,303)	(265,857)
Amortization of deferred policy acquisition costs	5,752	(88,166)	8,670	32,688	59,885
Other operating costs and expenses	—	—	2,829	—	—
Increase (decrease) in total benefits and expenses	(212,959)	1,113	(123,971)	(223,588)	(157,970)
Increase (decrease) in income (loss) before income taxes	8,788	(100,756)	5,386	54,502	101,468
Increase (decrease) in income tax expense	3,105	(35,927)	2,689	19,108	35,629
Increase (decrease) in net income (loss)	$5,683	$(64,829)	$2,697	$35,394	$65,839

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Capitalization/Book Value per Share

	March 31, 2017	December 31, 2016

Capitalization:
Notes and loan payable	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	246,729	246,671
Total debt	746,729	746,671
Total stockholders’ equity	2,436,231	2,291,595
Total capitalization	3,182,960	3,038,266
Accumulated other comprehensive income (AOCI)	(424,543)	(339,966)
Total capitalization excluding AOCI (a)	$2,758,417	$2,698,300

Total stockholders’ equity	$2,436,231	$2,291,595
Accumulated other comprehensive income	(424,543)	(339,966)
Total stockholders’ equity excluding AOCI (a)	$2,011,688	$1,951,629

Common shares outstanding (b)	88,645,741	88,016,188

Book Value per Share: (c)
Book value per share including AOCI	$27.48	$26.04
Book value per share excluding AOCI (a)	$22.69	$22.17

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	18.1%	18.5%
Adjusted debt / Total capitalization	18.1%	18.5%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2017 - 15,058 shares; 2016 - 15,058 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Spread Results

	Three Months Ended March 31,
	2017	2016
Average yield on invested assets	4.48%	4.58%
Aggregate cost of money	1.77%	1.93%
Aggregate investment spread	2.71%	2.65%

Impact of:
Investment yield - additional prepayment income	0.07%	0.08%
Cost of money effect of over hedging	0.05%	—%

Weighted average investments (in thousands)	$43,552,928	$39,465,521
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended March 31,
	2017	2016
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$321,880	$6,531
Interest credited	65,178	62,702
Included in change in fair value of derivatives:
Proceeds received at option expiration	(326,552)	(6,742)
Pro rata amortization of option cost	141,543	139,766
Cost of money for deferred annuities	$202,049	$202,257

Weighted average liability balance outstanding (in thousands)	$45,613,388	$41,884,781
Annuity Account Balance Rollforward

	Three Months Ended March 31,
	2017	2016
	(Dollars in thousands)
Account balances at beginning of period	$45,204,015	$41,249,647
Net deposits	1,002,509	1,628,753
Premium bonuses	65,244	107,674
Fixed interest credited and index credits	387,058	69,233
Surrender charges	(13,634)	(14,565)
Lifetime income benefit rider fees	(29,938)	(21,940)
Surrenders, withdrawals, deaths, etc.	(592,495)	(498,887)
Account balances at end of period	$46,022,759	$42,519,915

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2017	2016	2016
	(Dollars in thousands)
American Equity:
Fixed index annuities	$941,167	$1,500,721	$5,114,178
Annual reset fixed rate annuities	14,843	16,705	64,317
Multi-year fixed rate annuities	6,393	156,510	450,474
Single premium immediate annuities	5,551	5,314	35,851
	967,954	1,679,250	5,664,820
Eagle Life:
Fixed index annuities	87,672	187,281	610,580
Multi-year fixed rate annuities	23,508	228,522	852,799
	111,180	415,803	1,463,379
Consolidated:
Fixed index annuities	1,028,839	1,688,002	5,724,758
Annual reset fixed rate annuities	14,843	16,705	64,317
Multi-year fixed rate annuities	29,901	385,032	1,303,273
Single premium immediate annuities	5,551	5,314	35,851
Total before coinsurance ceded	1,079,134	2,095,053	7,128,199
Coinsurance ceded	71,074	460,986	1,736,054
Net after coinsurance ceded	$1,008,060	$1,634,067	$5,392,145
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at March 31, 2017:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.7	8.8	13.9%	$43,948,848	95.5%
Annual Reset Fixed Rate Annuities	10.8	4.5	7.5%	1,411,866	3.1%
Multi-Year Fixed Rate Annuities	6.6	2.9	5.7%	662,045	1.4%
Total	13.5	8.6	13.6%	$46,022,759	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$780,610	$1,858,815
0.0% < 2.0%	13,498	522,642
2.0% < 3.0%	27,677	101,428
3.0% < 4.0%	54,177	307,223
4.0% < 5.0%	23,281	245,440
5.0% < 6.0%	40,692	551,150
6.0% < 7.0%	79,731	424,512
7.0% < 8.0%	55,382	563,442
8.0% < 9.0%	201,804	1,853,543
9.0% < 10.0%	215,007	1,898,489
10.0% or greater	582,052	35,622,164
	$2,073,911	$43,948,848

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,639,425	0.00%
2017	552,376	1.55%
2018	697,134	3.58%
2019	524,823	5.16%
2020	879,207	7.11%
2021	1,379,309	8.51%
2022	2,003,147	10.11%
2023	4,739,739	12.03%
2024	5,287,839	13.18%
2025	5,894,199	13.50%
2026	4,917,402	14.60%
2027	3,110,809	16.58%
2028	2,389,031	17.97%
2029	2,997,326	18.44%
2030	2,739,480	18.87%
2031	2,980,089	19.38%
2032	1,923,157	19.83%
2033	353,150	19.98%
2034	15,117	20.00%
	$46,022,759	13.63%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$949,669	$1,668,764
› 0.0% - 0.25%	128,953	180,948
› 0.25% - 0.5%	238,557	70,092
› 0.5% - 1.0%	89,152	152,470
› 1.0% - 1.5%	12,368	1,940
› 1.5% - 2.0%	1,163	—
1.00% ultimate guarantee - 2.68% wtd avg interest rate (a)	403,347	141,541
1.50% ultimate guarantee - 1.27% wtd avg interest rate (a)	156,065	5,100,267
2.00% ultimate guarantee - 2.1% wtd avg interest rate (a)	94,637	—
2.25% ultimate guarantee - 2.18% wtd avg interest rate (a)	—	1,242,263
3.00% ultimate guarantee - 2.34% wtd avg interest rate (a)	—	2,370,108
Allocated to index strategies (see tables that follow)	—	33,020,455
	$2,073,911	$43,948,848

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2017 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.25%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$2,017	$78,254	$2,391,773	$63,929	$214,545
1.75% - 3%	5,787,449	—	—	—	—
3% - 4%	1,995,034	40,454	—	—	—
4% - 5%	280,564	191,475	3,785,279	—	—
5% - 6%	386,153	143,697	1,060,954	—	—
6% - 7%	—	—	—	—	—
>= 7%	—	14,561	747	40,809	9,428

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$495	$421,863	$128,976	$148,350
< 20%	473,869	—	—	—
20% - 40%	842,132	195,942	—	—
40% - 60%	596,082	118,172	86,204	—
>= 60%	6,830	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$15,919
1.20% - 1.40%	5,117,008
1.45% - 1.70%	2,431,846
1.80% - 2.00%	2,544,826
>= 2.10%	657,822

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	176,572
2.25% - 2.75%	1,071,914
3.00% - 4.00%	1,228,697
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.58% based upon prices of options for the week ended April 11, 2017.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Summary of Invested Assets

	March 31, 2017		December 31, 2016
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$11,672	—%	$11,805	—%
United States Government sponsored agencies	1,340,788	2.9%	1,344,787	3.0%
United States municipalities, states and territories	3,989,302	8.7%	3,926,950	8.8%
Foreign government obligations	238,398	0.5%	236,341	0.5%
Corporate securities	28,237,498	61.3%	27,191,243	60.8%
Residential mortgage backed securities	1,200,040	2.6%	1,254,835	2.8%
Commercial mortgage backed securities	5,383,942	11.7%	5,365,235	12.0%
Other asset backed securities	1,780,604	3.9%	1,806,123	4.0%
Total fixed maturity securities	42,182,244	91.6%	41,137,319	91.9%
Mortgage loans on real estate	2,506,991	5.5%	2,480,956	5.5%
Derivative instruments	1,033,552	2.2%	830,519	1.9%
Other investments	309,429	0.7%	308,774	0.7%
	$46,032,216	100.0%	$44,757,568	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2017

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$26,875,133	63.7%	Aaa/Aa/A	$26,298,668	62.3%
2	14,013,896	33.2%	Baa	14,233,527	33.7%
3	1,157,737	2.7%	Ba	1,086,329	2.6%
4	104,462	0.3%	B	104,291	0.3%
5	21,840	0.1%	Caa	68,265	0.2%
6	9,176	—%	Ca and lower	391,164	0.9%
	$42,182,244	100.0%		$42,182,244	100.0%
Watch List Securities - March 31, 2017

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Below investment grade
Corporate securities:
Energy	$53,592	$(6,260)	$47,332	0 - 47
Industrials	4,983	(3,058)	1,925	29
Materials	3,990	542	4,532	0
Telecommunications	2,100	(180)	1,920	33
Other asset backed securities:
Financials	6,755	(4,043)	2,712	46 - 72
	$71,420	$(12,999)	$58,421

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Fixed Maturity Securities by Sector

	March 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,380,060	$1,352,460	$1,380,204	$1,356,592
United States municipalities, states and territories	3,673,722	3,989,302	3,626,395	3,926,950
Foreign government obligations	228,998	238,398	229,589	236,341
Corporate securities:
Capital goods	2,373,822	2,474,552	2,248,219	2,332,625
Consumer discretionary	5,608,313	5,795,907	5,485,150	5,643,308
Energy	2,454,320	2,490,929	2,439,809	2,453,649
Financials	5,634,340	5,870,067	5,377,810	5,552,349
Industrials	226,458	230,460	186,684	187,191
Information technology	1,795,716	1,856,890	1,718,190	1,759,229
Materials	1,817,421	1,877,581	1,767,460	1,797,013
Other	1,013,998	1,051,931	1,009,390	1,037,307
Telecommunications	1,484,676	1,532,518	1,472,094	1,507,943
Transportation	1,131,565	1,165,703	1,105,324	1,133,087
Utilities	3,609,068	3,814,070	3,523,083	3,710,711
Residential mortgage backed securities:
Government agency	642,352	689,917	648,752	693,805
Prime	295,580	303,816	323,878	338,761
Alt-A	157,580	181,267	166,557	193,018
Re-Remic	23,806	25,040	27,757	29,251
Commercial mortgage backed securities:
Government agency	560,402	563,928	559,850	560,726
Other	4,846,073	4,820,014	4,862,405	4,804,509
Other asset backed securities:
Auto	270,335	271,016	240,297	237,678
Financials	822,896	827,676	865,235	866,203
Industrials	203,511	207,766	216,712	219,917
Military housing	338,084	352,314	339,186	351,903
Other	124,637	121,832	132,095	128,592
Utilities	—	—	1,830	1,830
Redeemable preferred stock - financials	—	12	—	6
	$40,717,733	$42,105,366	$39,953,955	$41,060,494
Held for investment:
Corporate security - financials	$76,878	$70,795	$76,825	$68,766

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Mortgage Loans on Commercial Real Estate

	March 31, 2017		December 31, 2016
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$622,220	24.7%	$635,434	25.5%
Middle Atlantic	154,097	6.1%	151,640	6.1%
Mountain	241,197	9.6%	235,932	9.5%
New England	12,610	0.5%	12,724	0.5%
Pacific	403,297	16.0%	385,683	15.5%
South Atlantic	546,519	21.7%	519,065	20.8%
West North Central	313,751	12.5%	325,447	13.1%
West South Central	222,679	8.9%	224,694	9.0%
	$2,516,370	100.0%	$2,490,619	100.0%

Property type distribution
Office	$297,522	11.8%	$308,578	12.4%
Medical office	38,637	1.6%	50,780	2.1%
Retail	910,986	36.2%	886,942	35.6%
Industrial/Warehouse	709,366	28.2%	700,644	28.1%
Apartment	380,630	15.1%	375,837	15.1%
Mixed use/other	179,229	7.1%	167,838	6.7%
	$2,516,370	100.0%	$2,490,619	100.0%

	March 31, 2017	December 31, 2016
Credit exposure - by payment activity
Performing	$2,514,816	$2,489,028
In workout	1,554	1,591
Delinquent	—	—
Collateral dependent	—	—
	2,516,370	2,490,619
Specific loan loss allowance	(1,327)	(1,327)
General loan loss allowance	(6,800)	(7,100)
Deferred prepayment fees	(1,252)	(1,236)
	$2,506,991	$2,480,956

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3673, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2017
First Quarter	$28.00	$21.66	$23.63	$0.00

2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24

2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2017

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Suneet Kamath
Citi
(212) 816-3457
suneet.kamath@citi.com
John Nadel
Credit Suisse
(212) 325-4016
john.nadel@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(404) 926-5072
mark.hughes@suntrust.com